UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2009

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc.

1155 Metcalfe Street, Suite 800

Montreal, Quebec

Canada H3B 5H2

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The financial information regarding the quarter ended December 31, 2008 included in the “Recent Developments” discussion furnished herewith as Exhibit 99.2, as described below, is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

On February 9, 2009, Bowater Finance II LLC (“BowFin”), an indirect wholly owned subsidiary of AbitibiBowater Inc. (the “Company”), will commence (i) a private exchange offer with respect to six series of outstanding debt securities (the “Bowater Notes”) issued by either Bowater Incorporated (“Bowater”), a wholly owned subsidiary of the Company, or Bowater Canada Finance Corporation, a wholly owned subsidiary of Bowater, (ii) a consent solicitation to effect certain amendments to the indentures governing the Bowater Notes, and (iii) a concurrent private offering of new 15.5% First Lien Notes due November 15, 2011 (the “First Lien Notes”) to holders of Bowater Notes who tender notes in the exchange offers (the “Concurrent Notes Offering”). A press release issued by the Company on February 9, 2009 announcing the transactions is attached as Exhibit 99.1 to this report. Both the exchange offers and the Concurrent Notes Offering are being made solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act (“eligible holders”).

The exchange offers, consent solicitation and Concurrent Notes Offering will all be made pursuant to a confidential offering circular dated February 9, 2009 and distributed solely to eligible holders of Bowater Notes (the “Offering Circular”). The Offering Circular contains certain information regarding the Company that has not previously been publicly disclosed, including (i) certain “Recent Developments” relating to the Company, (ii) certain “Effects of the Exchange Offers and Concurrent Notes Offering,” (iii) “Summary Historical, Pro Forma and Other Security Data” relating to Bowater and Bowater Newsprint South LLC, (iv) the “Use of Proceeds” from the Concurrent Notes Offering, (v) updated risk factors relating to the Company’s liquidity and its business generally and (vi) the “Background to the Exchange Offers, Consent Solicitation and Concurrent Notes Offering”. The “Recent Developments,” “Effects of the Exchange Offers and Concurrent Notes Offering,” “Summary Historical, Pro Forma and Other Security Data,” “Use of Proceeds,” updated risk factors and “Background to the Exchange Offers, Consent Solicitation and Concurrent Notes Offering” are furnished as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 respectively, to this report.

In addition, the Offering Circular includes the following additional information:

1. The following additional information with respect to the exchange offers and concurrent notes offering:

Prior to launching the exchange offers and consent solicitation, BowFin entered into agreements (the “Backstop Agreements”) with holders of approximately $578 million in aggregate principal amount of the Bowater Notes, which represents approximately 32.0% of the outstanding Bowater Notes (the “Initial Backstop Group”), pursuant to which the Initial Backstop Group has agreed to tender such amount of Bowater Notes in the exchange offers. Pursuant to the Backstop Agreements, in the event we do not receive subscriptions equal to $211.2 million in the Concurrent Notes Offering, the Initial Backstop Group will subscribe for additional First Lien Notes, up to approximately $144.6 million in additional subscriptions. Prior to the expiration of the exchange offers, BowFin intends to enter into Backstop Agreements with other holders of Bowater Notes (the “Additional Backstop Group”) for up to an additional approximately $66.6 million in additional backstop commitments. The Initial Backstop Group holds Bowater Notes representing 51.2% of the Bowater Notes that are required to achieve the minimum tender condition in the exchange offers.

2. The following additional information with respect to a contemporaneous private placement of senior secured notes to an institutional investor:

In addition to the exchange offers, consent solicitation and Concurrent Notes Offering, BowFin entered into a note purchase agreement with Fairfax Financial Holdings Limited (“Fairfax”) whereby Fairfax has agreed to purchase, on a private placement basis, $80 million principal amount of First Lien Notes for a purchase price of $80 million. Such offer is a separate private placement of First Lien Notes to Fairfax in addition to the Concurrent Notes Offering, and will be made contemporaneously with and contingent upon the exchange offers and the Concurrent Notes Offering.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act, except as otherwise expressly stated in such filing. By filing this report and furnishing the information contained herein, including the exhibits hereto, the Company makes no admission as to the materiality of any such information.

Forward-Looking Statements

Statements in this report, including the documents included as exhibits, that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements relating to the exchange offers, Concurrent Notes Offering, contemporaneous private placement and other refinancing activities, financial data expected to be reported for 2008, our business outlook and our strategies for achieving our goals generally. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “will,” “could,” “may,” “intend,” “expect,” “believe,” “anticipate,” and other terms with similar meaning indicating possible future events or potential impact on the business or securityholders of Bowater and AbitibiBowater.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, our substantial indebtedness and our ability to refinance our existing indebtedness or obtain financing or otherwise derive additional liquidity, especially in light of the current decline in the global economy and the credit crisis, the consequences of the exchange offers and the Concurrent Notes Offering to participating and non-participating holders, our capital intensive operations and the adequacy of our capital resources and the impact of our current liquidity position on the relationships with our customers, vendors and trade creditors. We undertake no obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by AbitibiBowater Inc. on February 9, 2009

99.2	Recent Developments

99.3	Effects of the Exchange Offers and Concurrent Notes Offering

99.4	Summary Historical, Pro Forma and Other Security Data

99.5	Use of Proceeds

99.6	Updated Risk Factors

99.7	Background to the Exchange Offers, Consent Solicitation and Concurrent Notes Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

By:	/s/ William G. Harvey
Name:	William G. Harvey
Title:	Senior Vice President and Chief Financial Officer

Dated: February 9, 2009

EXHIBIT INDEX

99.1	Press Release issued by AbitibiBowater Inc. on February 9, 2009

99.2	Recent Developments

99.3	Effects of the Exchange Offers and Concurrent Notes Offering

99.4	Summary Historical, Pro Forma and Other Security Data

99.5	Use of Proceeds

99.6	Updated Risk Factors

99.7	Background to the Exchange Offers, Consent Solicitation and Concurrent Notes Offering